CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference of our report dated July 8, 1997, relating to the financial statements and financial highlights of Evergreen Short-Intermediate Municipal Fund (the "Fund") appearing in the Fund's May 31, 1997 Annual Report to Shareholders, which is also incorporated by reference, into the Prospectus and Statement of Additional Information constituting parts of Post-Effective Amendment No. 24 to the registration statement on Form N-1A of Evergreen Municipal Trust, which registration statement is also incorporated by reference into this registration statement on Form N-1A.

We also consent to the reference to us under the heading "Financial Highlights" in such Prospectus and under the headings "Independent Auditors" and "Financial Statements" in such Statement of Additional Information.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036
December 18, 1997



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference of our report dated July 8, 1997, relating to the financial statements and financial highlights of Evergreen High Grade Tax Free Fund (the "Fund") appearing in the Fund's May 31, 1997 Annual Report to Shareholders, which is also incorporated by reference, into the Prospectus and Statement of Additional Information constituting parts of Post-Effective Amendment No. 52 to the registration statement on Form N-1A of Evergreen Investment Trust, which registration statement is also incorporated by reference into this registration statement on Form N-1A.

We also consent to the reference to us under the heading "Financial Highlights" in such Prospectus and under the headings "Independent Auditors" and "Financial Statements" in such Statement of Additional Information.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036
December 18, 1997



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference of our report dated October 18, 1996, relating to the financial statements and financial highlights of Evergreen Florida High Income Municipal Bond Fund (the "Fund") appearing in the Fund's August 31, 1996 Annual Report to Shareholders, which is also incorporated by reference, into the Prospectus and Statement of Additional Information constituting parts of Post-Effective Amendment No. 22 to the registration statement on Form N-1A of Evergreen Municipal Trust, which registration statement is also incorporated by reference into this registration statement on Form N-1A.

We also consent to the reference to us under the heading "Financial Highlights" in such Prospectus and under the headings "Independent Auditors" and "Financial Statements" in such Statement of Additional Information.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036
December 18, 1997